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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                        ---------------------------------


Date of Report May 27, 1999
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             First Union Real Estate Equity and Mortgage Investments
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(Exact name of registrant as specified in its charter)

           Ohio                         1-6249                   34-6513657
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State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

       Suite 1900, 55 Public Square
             Cleveland, Ohio                                  44113-1937
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:         (216) 781-4030
                                                            --------------



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Former name or former address, if changed since last report.


Total number of pages in report 3.





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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         The registrant sold certain assets during the first five months of
         1999. The sales of these assets had been previously reported in Form 8-K dated April 15, 1999 as contracts that had been executed with potential purchasers or as sales that had been completed. The net proceeds of $98.7 million after repayment of mortgage debt secured by the sold properties were used to partially repay bank loans and a note payable. The properties sold and date of sale are as follows:



                  PROPERTY                           DATE SOLD
                  --------                           ---------
                  Woodland Commons                   February 18, 1999
                  Beck Building                      March 17, 1999
                  Sutter Buttes                      April 1, 1999
                  Valley Mall                        May 5, 1999
                  Valley North                       May 5, 1999
                  Mall 205                           May 5, 1999
                  Plaza 205                          May 5, 1999
                  Somerset Lakes                     May 12, 1999
                  Steeplechase                       May 12, 1999
                  Briarwood                          May 12, 1999
                  Hunter's Creek                     May 12, 1999
                  Beechlake                          May 12, 1999
                  Woodfield Gardens                  May 12, 1999
                  Windgate                           May 12, 1999
                  Walden Village                     May 12, 1999
                  Magic Mile Parking Lot             May 17, 1999

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         a)       Financial Statements
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                  Not applicable.

         b)       Proforma Financial Information
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                           The Proforma Combined Balance Sheet of the registrant
                  as of March 31, 1999, attached hereto as Exhibit 99.1, the Proforma Combined Statement of Operations for the three months ended March 31, 1999, attached hereto as Exhibit 99.2 and the twelve months ended December 31, 1998, attached hereto as
                  Exhibit 99.3 and Notes to Proforma Combined Financial Statements, attached hereto as Exhibit 99.4, reflect proforma adjustments to the registrant's historical financial statements for the sale of five shopping centers, eight apartment complexes, a parking facility and two office buildings.

                           The Proforma Combined Statement of Operations for the
                  twelve months ended December 31, 1998, and for the three months ended March 31, 1999 are not necessarily indicative of the actual results that would have occurred had the property sales been consummated at the beginning of the respective periods or of future operations of the registrant. The Proformas do not take into consideration the increase in the registrant's liquidity or possible uses of those funds.
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                           These statements should be read in conjunction with
                  the Notes to Proforma Financial Statements.

         c)       Exhibits
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                  99.1)  Proforma Combined Balance Sheet as of March 31, 1999.
                  99.2) Proforma Combined Statement of Operations for the three months ended March 31, 1999.
                  99.3) Proforma Combined Statement of Operations for the twelve months ended December 31, 1998.
                  99.4)  Notes to Proforma Financial Statements.
                  99.5) Press release dated February 17, 1999 regarding sale of Woodland Commons.
                  99.6) Press release dated March 23, 1999 regarding sale of Beck Building.
                  99.7) Press release dated April 7, 1999 regarding sale of Sutter Buttes.
                  99.8) Press release dated May 6, 1999 regarding sale of Valley Mall, Valley North Mall, Mall 205 and Plaza 205.
                  99.9) Press release dated May 13, 1999 regarding sale of Somerset Lakes, Beechlake, Steeplechase, Hunter's Creek, Briarwood, Windgate, Woodfield and Walden Village Apartments.
                  99.10) Press release dated May 21, 1999 regarding sale of
                         Magic Mile Parking facility.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                First Union Real Estate Equity
                                                  and Mortgage Investments
                                                  ------------------------
                                                           (Registrant)


Date:    May 27, 1999                           By:/S/  Gregory C. Scott
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                                                          Gregory C. Scott
                                                          Controller